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                                                              EXHIBIT 99.1

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF AVIS GROUP HOLDINGS, INC.

The selected historical consolidated financial data for the year ended December 31, 2002 has been derived from AGH's unaudited consolidated financial information. The selected historical consolidated financial data for the ten-month period ended December 31, 2001, the two-month period ended February 28, 2001 and each of the years ended December 31, 2001, 2000 and 1999 have been derived from AGH's audited consolidated financial statements. You should read this table in conjunction with Avis' Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Reports on
Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2002. All dollar amounts are in thousands.

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                            AVIS GROUP HOLDINGS, INC.
                 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
                             (DOLLARS IN THOUSANDS)

                                                                                             PREDECESSOR COMPANIES (a)
                                                                                       ----------------------------------------
                                                                       MARCH 1, 2001                        YEARS ENDED
                                                                         (DATE OF                     -------------------------
                                              YEAR      COMBINED YEAR   ACQUISITION)   TWO MONTHS
                                              ENDED        ENDED            TO            ENDED
                                           DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   FEBRUARY 28,   DECEMBER 31,  DECEMBER 31,
                                              2002         2001 (b)        2001           2001           2000          1999
                                           -----------   -----------    -----------    -----------    -----------   -----------
STATEMENTS OF OPERATIONS DATA:
Revenues                                   $ 2,512,198   $ 2,387,780    $ 2,001,959    $   385,821    $ 2,613,476   $ 2,500,746
Expenses                                     2,429,579     2,499,867      2,071,809        428,058      2,514,372     2,409,198
                                           -----------   -----------    -----------    -----------    -----------   -----------
Income (loss) before income taxes               82,619      (112,087)       (69,850)       (42,237)        99,104        91,548
Provision (benefit) for income taxes            30,982       (29,868)       (14,085)       (15,783)        42,740        40,345
                                           -----------   -----------    -----------    -----------    -----------   -----------
Income (loss) from continuing operations        51,637       (82,219)       (55,765)       (26,454)        56,364        51,203
Income from discontinued operations,
  net of tax (c)                                  --           4,947           --            4,947         64,312        41,382
Extraordinary gains, net of tax
                                                   809          --             --             --             --            --
Cumulative effect of accounting
  change, net of tax                              --          (7,612)          --           (7,612)          --            --
                                           -----------   -----------    -----------    -----------    -----------   -----------
Net income (loss)                          $    52,446   $   (84,884)   $   (55,765)   $   (29,119)   $   120,676   $    92,585
                                           ===========   ===========    ===========    ===========    ===========   ===========

SELECTED OPERATING DATA:
  Monthly average peak number of rental
    vehicles during period                     248,045       243,731        243,731        222,532        253,503       248,016
  Number of rental transactions
    during period (in thousands)                15,760        15,679         13,186          2,493         17,150        16,491


                                           DECEMBER 31,  DECEMBER 31,                                 DECEMBER 31,  DECEMBER 31,
                                              2002          2001                                         2000          1999
                                           -----------   -----------                                  -----------   -----------
BALANCE SHEET DATA:
  Vehicles, net (d)                        $ 4,173,847   $ 3,428,893                                  $ 3,717,530   $ 3,317,513
  Total assets (e) (f)                       6,797,643     6,538,083                                    6,520,006     6,446,668
  Vehicle debt                               4,245,703     3,771,341                                    3,816,682     3,387,520
  Non-vehicle debt                             534,231       588,259                                      730,333     1,567,902
  Stockholders' equity                         345,373       321,086                                      755,114       661,684


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            NOTES TO SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

(a) On March 1, 2001 (Date of Acquisition) all the common stock of AGH not then owned by Cendant Corporation ("Cendant") was acquired by a wholly-owned subsidiary of Cendant. The periods prior to the acquisition have been designated "Predecessor Companies". (See Note 1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

(b) Presented on a combined twelve-month basis and includes the results of AGH and its consolidated subsidiaries for the period March 1, 2001 (Date of Acquisition) to December 31, 2001 and the results of the Predecessor Companies for the two months ended February 28, 2001.

(c) Represents the results of operations of the AGH former fleet management and fuel card businesses.

(d) Includes rental vehicles and vehicles held for sale. Buses and support vehicles were reclassified from this line item to the Property, Plant and Equipment line item (not shown on the table) on the Consolidated Balance Sheets during 2002 for all periods presented.

(e) Includes net deferred tax assets as of December 31, 2002, 2001 and 2000 of $481,335, $548,087 and $379,138, respectively.

(f) Includes net assets of discontinued operations as of December 31, 2000 and 1999 of $778,644 and $1,552,189, respectively.